Exhibit 10.2

Puckett #44C-7D
Lease No. 636800

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 11th day of May 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004-B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.  The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified In Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee In all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional Instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Puckett #44C-7D
Lease No. 636800

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

By:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
)	TO-WIT
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 13th day of July, 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State of West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street, Box 26	My Commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

Puckett 44C-7D
Lease No. 636800

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 6, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-B Limited Partnership, a West Virginia limited partnership whose address is P.O. Box 26, Bridgeport, West Virginia 26330.

1.  Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated May 11, 2004 and recorded as Instrument No. 667207 in the real property records of Garfield County, Colorado.

2.  Amendment. Petroleum Development Corporation and PDC 2004-B Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument, All other provisions of the Original Assignment are unchanged.

3.  Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-B LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
§	SS.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-B Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark as Notary Public
RITA A. CLARK	Harrison County, West Virginia
Petroleum Development Corporation	My Commission expires: June 2, 2009
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 44C-7D	Puckett Land Company	11-15-1999	556562	T7S,R96W Sec. 7:SESE	Garfield	Colorado	0.99855	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 41C-18D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 18: NE4NE4	Garfield	Colorado	0.99855	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 12C-17D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 17: SW4NW4	Garfield	Colorado	0.99855	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 42C-18D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 18: SE4NE4	Garfield	Colorado	0.99855	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 41C -13D	Chevron USA, Inc.	11-15-2002	623088	T6S, R97W Sec. 13: NE4NE4	Garfield	Colorado	0.99855	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 44C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec 25: SESE	Garfield	Colorado	0.99855	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 43C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 25:NESE	Garfield	Colorado	0.25	636800

Schrant #23-12
Lease No. 757000

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 27TH day of July 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.  The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to Itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving (he leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically Identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in ail valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from (hat well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the Interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Schrant #23-12
Lease No. 757000

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the Intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

By	William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 4th day of August, 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State of West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street, Box 26	My Commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P.O. Box 26 Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

Schrant 23-12
Lease No. 757000

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 6, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-B Limited Partnership, a West Virginia limited partnership whose address is P.O. Box 26, Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated July 27, 2004 and recorded as Instrument" No. 3253743 in the real property records of Weld County, Colorado.

2. Amendment. Petroleum Development Corporation and PDC 2004-B Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3. Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-B LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr
Ersel E. Morgan, Jr as Vice President

STATE OF WEST VIRGINIA	§
§	SS.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-B Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark as Notary Public -
RITA A. CLARK	Harrison County, West Virginia
Petroleum Development Corporation	My Commission expires: June 2, 2009
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Schrant 23-12	Kenneth Schrant and Debra Schrant	04-16-2004	3182092	T6N, R64W Sec. 12: NESW	Weld	Colorado	0.99855	757000
	Andrew E. Root and Ella Mae Root	04-16-2004	3184273

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Schrant 24-12	Kenneth Schrant and Debra Schrant	04-16-2004	3182092	T6N, R64W Sec. 12: SESW	Weld	Colorado	0.99855	757000
	Andrew E. Root and Ella Mae Root	04-16-2004	3184273

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-27	Anadarko E & P Co., LP and Anadarko Land Corp.	08-18-2004	3258642	T6N, R63W Sec. 27: SW4SW4	Weld	Colorado	0.87373125	760600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Ruff 21-3	Anadarko E & P Co., LP and Anadarko Land Corp.	08-26-2004	3243366	T6N, R64W Sec. 3: NE4NW4	Weld	Colorado	0.87373125	762200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Green 13-24	Gerald G. Green	04-20-2004	3189020	T7N, R65W Sec. 24: NW4SW4	Weld	Colorado	0.99855	758400
	Shirley J. Green Living Trust	04-20-2004	3195095					758400
	George L. Green Living Trust	04-20-2004	3201753					758400
	William C. Heinze	04-20-2004	3189019					758400
	Ronald O. Kindvall	08-19-2004	3237669					777600
	Duane Aranci	09-13-2004	3237666					777300
	James Aranci	09-13-2004	3237667					777400
	Jean Aranci	09-13-2004	3237668					777500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Christiansen 31-33	Anadarko E & P Co., LP and Anadarko Land Corp.	09-02-2004	3243325	T7N, R64W Sec. 33: NW4NE4	Weld	Colorado	0.87373125	763000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Green 22-24	Gerald G. Green	04-20-2004	3189020	T7N, R65W Sec. 24: SE4NW4	Weld	Colorado	0.99855	758400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 31-25	Anadarko E&P Co., LP and Anadarko Land Corp.	09-08-2004	3243362	T7N, R65W Sec. 25: NWNW	Weld	Colorado	0.87373125	764000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Richter 13-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: NW4SW4	Weld	Colorado	0.87373125	764200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Green Trust 24-24	Gerald R. Green	04-20-2004	3189020	T7N, R65W Sec. 24: SESW	Weld	Colorado	0.99855	761400
	Shirley J. Green Living Trust	04-20-2004	3195095
	George L. Green Living Trust	04-20-2004	3201753
	William Curtis Heinze	04-20-2004	3189019

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cockroft 43-11	Anadarko E&P Co., LP and Anadarko Land Corp.	02-04-2004	3243363	T6N, R64W Sec. 11: NE4SE4	Weld	Colorado	0.79884	730200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cockroft 34-11	Anadarko E & P Co., LP and Anadarko Land Corp.	02-04-2004	3243363	T6N, R64W Sec. 11: SW4SE4	Weld	Colorado	0.79884	730200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Northern Prop 14-29	Anadarko E & P Co., LP and Anadarko Land Corp.	09-28-2004	3258643	T7N, R65W Sec. 29: SW4SW4	Weld	Colorado	0.87373125	764100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lawley 43-4	Sherry Lawley	07-06-2004	3208264	T6N, R64W Sec. 4: NE4SE4	Weld	Colorado	0.99855	763600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lawley 33-4	Sherry Lawley	07-06-2004	3208264	T6N, R64W Sec. 4: NW4SE4	Weld	Colorado	0.99855	763600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-B LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Bixler 31-5	Anadarko E&P Co., LP and Anadarko Land Corp.	10-19-2004	3243323	T6N, R63W Sec. 5: NW4NE4	Weld	Colorado	0.87373125	765400